UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2007

CHINA DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12A Block, Xinhe Road, Xinqiao No. 3
Industrial Zone, Shajing District, Baoan Town
Shenzen, China 150090
(Address of principal executive offices) (zip code)

86-0755-29758811
(Registrant's telephone number, including area code)

Copies to:
Asher S. Levitsky P.C.
Jeff Cahlon
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On November 30, 2007, China Display Technologies, Inc. (the “Company”) made a presentation at the Roth Capital Conference in Phoenix, Arizona. On December 3, 2007, and December 4, 2007, the Company made a series of presentations in the New York area. Copes of the Powerpoint presentations are attached hereto as Exhibit 99.1 and Exhibit 99.2.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description

99.1	Powerpoint presentation
99.2	Powerpoint presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHINA DISPLAY TECHNOLOGIES, INC.

Date: December 11, 2007	By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan Chief Executive Officer